                           OFFER TO PURCHASE FOR CASH
                       ANY AND ALL OUTSTANDING SHARES OF
                   THE FOLLOWING SERIES OF PREFERRED STOCK OF
                         MASSACHUSETTS ELECTRIC COMPANY
                                       BY
                          NEW ENGLAND ELECTRIC SYSTEM

        TITLE OF SERIES OF                     PURCHASE PRICE
         PREFERRED STOCK      CUSIP NUMBER       PER SHARE
        ------------------    ------------     --------------
        Dividend Series Preferred Stock:
             4.44% Series     575634 20 9         $  87.92
             4.76% Series     575634 30 8         $  94.26
             6.99% Series     575634 70 4         $ 120.73
        Preferred Stock -- Cumulative
             6.84% Series     575634 80 3         $  27.00

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON FRIDAY, DECEMBER 12, 199 , UNLESS THE OFFER IS EXTENDED (THE EXPIRATION
DATE).

                                                                November 6, 1997

To Brokers, Dealers, Commercial Banks,
   Trust Companies, and Other Nominees:

     Enclosed for your consideration is the material listed below relating to the offer of New England Electric System, a Massachusetts voluntary association
(NEES), to the holders of each series of Dividend Series Preferred Stock and of the Preferred Stock -- Cumulative of Massachusetts Electric Company (Mass. Electric), a Massachusetts corporation and direct subsidiary of NEES, listed above (each a Series of Preferred or a Series, and each holder thereof a Preferred Shareholder) to tender any and all of their shares of a Series (the Shares) for purchase at the purchase price per Share listed above (the Purchase Price), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated November 6, 1997(the Booklet), and in the Letter of Transmittal and Proxy for the Shares tendered. As to each Series, the Booklet, together with the applicable Letter of Transmittal and Proxy, constitutes the Offer. NEES will purchase all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer.

     THE OFFER FOR EACH SERIES IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES OF ANY SERIES BEING TENDERED AND EACH IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO NOVEMBER 12, 1997 (THE RECORD DATE)) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT (AS DEFINED IN THE BOOKLET). MOREOVER, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE BOOKLET). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE ON THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. SEE PROPOSED AMENDMENT AND PROXY SOLICITATION, TERMS OF THE
OFFER -- CERTAIN CONDITIONS OF THE OFFER, AND TERMS OF THE OFFER -- EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS IN THE BOOKLET.

     IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO BUSINESS DAYS PRIOR TO THE RECORD DATE AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES

AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF DIVIDEND SERIES PREFERRED AND PREFERRED STOCK -- CUMULATIVE WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER. SEE TERMS OF THE OFFER -- PROCEDURE FOR TENDERING SHARES IN THE BOOKLET.

     The Shares will trade, during the period which begins two days prior to the Record Date and which will end at the close of business on the Expiration Date, in the over-the-counter market under the symbols "MSSDT" for the 4.44% Series, "MSSGT" for the 4.76% Series, "MSSIT" for the 6.99% Series, and "MSSJT" for the 6.84% Series, indicating that such Shares are trading "with proxy." A Preferred Shareholder who acquires Shares during this period must obtain, or have such holder's authorized representative obtain, an assignment of proxy (which is included in the applicable Letter of Transmittal and Proxy) at settlement from the seller. The National Association of Securities Dealers, Inc. (the NASD) and The Depository Trust Company (DTC) have issued notices informing their members and participants that the Shares will trade "with proxy" and that settlement of all trades during the period described above should include an assignment of proxy from the seller.

     We are asking you to contact your clients for whom you hold Shares registered in your name (or in the name of your nominee) or who hold Shares registered in their own names. Please bring the Offer to their attention as promptly as possible.

     Upon the terms and subject to the conditions of the Offer and pursuant to Instruction 10 of the Letter of Transmittal and Proxy, NEES will pay to designated brokers and dealers a solicitation fee of (i) $1.50 per Share for any Dividend Series Preferred Stock and (ii) $0.375 per Share for any Preferred Stock-Cumulative Shares tendered, accepted for payment, and paid for pursuant to the Offer and for each such Share not tendered but voted in favor of the Proposed Amendment, (except that for transactions for beneficial owners equal to or exceeding 2,500 Shares, NEES will pay a solicitation fee of (i) $1.00 per Share for any Dividend Series Preferred Stock and (ii) $0.25 per Share for any Preferred Stock -- Cumulative, of which eighty percent (80%) shall be paid to the Dealer Manager and twenty percent (20%) to the Soliciting Dealer (which may be the Dealer Manager)). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as described below), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). The Letter of Transmittal and Proxy must include the name of an entity which obtained the tender or proxy and which is either (a) a broker or dealer in securities, including the Dealer Manager in its capacity as a broker or dealer, which is a member of any national securities exchange or of the NASD, (b) a foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) a bank or trust company (each of which is referred to herein as a Soliciting Dealer). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Shares or delivery of a proxy unless the Letter of Transmittal and Proxy accompanying such tender or delivery of a proxy designates such Soliciting Dealer. No solicitation fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered or delivered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders. No solicitation fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No solicitation fee shall be paid to a Soliciting Dealer with respect to Shares tendered or delivered for such Soliciting Dealer's own account. A Soliciting Dealer shall not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer. No broker, dealer, bank, trust company, or other nominee shall be deemed to be the agent of NEES, Mass. Electric, the Depositary, the Information Agent, or the Dealer Manager for purposes of the Offer.

     Soliciting Dealers will include any of the organizations described in clauses (a), (b), and (c) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including the Letter of Transmittal and Proxy, and tendering Shares or delivering a proxy as directed by beneficial owners thereof. No Soliciting Dealer is authorized to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than processing Shares tendered or forwarding to customers materials regarding the Offer.

     NEES will also, upon request, reimburse Soliciting Dealers for reasonable and customary handling and mailing expenses incurred by them in forwarding materials relating to the Offer to their customers. NEES will pay all stock transfer taxes, if any, payable on account of the acquisition of Shares by NEES pursuant to the Offer, except in certain circumstances where special payment or delivery procedures are utilized pursuant to Instruction 6 of the accompanying Letter of Transmittal and Proxy.

     IN ORDER FOR A SOLICITING DEALER TO RECEIVE A SOLICITATION FEE, IBJ SCHRODER BANK & TRUST COMPANY, AS DEPOSITARY (THE DEPOSITARY), MUST HAVE RECEIVED FROM SUCH SOLICITING DEALER A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF SOLICITED TENDERS IN THE FORM ATTACHED HERETO (OR A FACSIMILE THEREOF) WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION OF THE OFFER.

     For your information and for forwarding to your clients for whom you hold Shares registered in your name (or in the name of your nominee), we are enclosing the following documents:

     1. The Booklet, dated November 6, 1997, including the Notice of Special Meeting of Shareholders;

     2. A separate Letter of Transmittal and Proxy for each Series for your use and for the information of your clients;

     3.  A letter to shareholders of Mass. Electric from its Treasurer;

     4. A Notice of Guaranteed Delivery and Proxy to be used to accept the Offer if the Shares and all other required documents cannot be delivered to the Depositary by the applicable Expiration Date (as defined in the Booklet);

     5. A form of letter which may be sent to your clients for whose accounts you hold Shares registered in your name or in the name of your nominee, with space for obtaining such clients' instructions with regard to the Offer and with regard to the proxy solicitation by Mass. Electric; and

     6. A return envelope addressed to IBJ Schroder Bank & Trust Company, the Depositary.

     EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND PROXY, AND ONLY THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY FOR A PARTICULAR SERIES, OR A NOTICE OF GUARANTEED DELIVERY AND PROXY, MAY BE USED TO TENDER SHARES OF SUCH SERIES.

     WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON FRIDAY, DECEMBER 12, 1997, UNLESS THE OFFER IS EXTENDED.

     NEITHER NEES, MASS. ELECTRIC, THEIR RESPECTIVE BOARDS OF DIRECTORS, ANY OF THEIR RESPECTIVE OFFICERS, NOR ANY OTHER PERSON AUTHORIZED BY THEM MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

     The name "New England Electric System" means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of the Commonwealth of Massachusetts. Any agreement, obligation or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer or agent thereof assumes or shall be held to any liability therefor.

     Any questions or requests for assistance or additional copies of the enclosed materials may be directed to Georgeson & Company, Inc., the Information Agent, or to us, as Dealer Manager, at the respective addresses and telephone numbers set forth on the back cover of the enclosed Offer to Purchase and Proxy Statement.
                                          Very truly yours,

                                          Merrill Lynch & Co.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS THE AGENT OF NEES, MASS. ELECTRIC, THE DEALER MANAGER, THE INFORMATION AGENT, OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

4.44% SERIES

                          NOTICE OF SOLICITED TENDERS
                       OF DIVIDEND SERIES PREFERRED STOCK

     List below the number of Preferred Shares tendered and voted in favor of the Proposed Amendment by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE, INC. TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 858-2611; CONFIRMATION TELEPHONE NUMBER (212) 858-2103. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE BOOKLET.

                       SOLICITED TENDERS OF 4.44% SHARES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER
   (IF DELIVERING THIS NOTICE TO DEPOSITARY, LAST PAGE OF THIS LETTER MUST BE
                             COMPLETED AND SIGNED.)

  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $1.50 PER
                              SHARE (TENDER ONLY)

--------------------------------------------------------------------------------------------------------
                                                         NUMBER OF SHARES               NUMBER OF
DTC PARTICIPANT               VOI TICKET                   REQUESTED FOR           BENEFICIAL OWNER(S)
     NUMBER                    NUMBER*                        PAYMENT                  REPRESENTED
========================================================================================================
========================================================================================================
========================================================================================================

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $1.00 PER SHARE
                                 (TENDER ONLY)

------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF           NUMBER OF            NAME OF
                                                         SHARES            BENEFICIAL          SOLICITING
DTC PARTICIPANT              VOI TICKET              REQUESTED FOR          OWNER(S)         MERRILL LYNCH
     NUMBER                   NUMBER*                   PAYMENT           REPRESENTED            DEALER
============================================================================================================
============================================================================================================
============================================================================================================

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

4.44% SERIES

                  NOTICE OF SOLICITED TENDERS OF 4.44% SERIES
                                  (CONTINUED)

  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $1.50 PER
                               SHARE (PROXY ONLY)

-----------------------------------------------------------------------------------
                                                            NUMBER OF BENEFICIAL
     DTC PARTICIPANT             NUMBER OF SHARES                 OWNER(S)
         NUMBER                REQUESTED FOR PAYMENT             REPRESENTED
===================================================================================
===================================================================================
-----------------------------------------------------------------------------------

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $1.00 PER SHARE
                                  (PROXY ONLY)

--------------------------------------------------------------------------------------------------------
                              NUMBER OF SHARES         NUMBER OF BENEFICIAL        NAME OF SOLICITING
    DTC PARTICIPANT             REQUESTED FOR                OWNER(S)                 MERRILL LYNCH
        NUMBER                     PAYMENT                  REPRESENTED                  DEALER
========================================================================================================
========================================================================================================
--------------------------------------------------------------------------------------------------------

     Do not send stock certificates with this form. Your stock certificates must be sent with the Letter of Transmittal and Proxy.

4.76% SERIES

                          NOTICE OF SOLICITED TENDERS
                       OF DIVIDEND SERIES PREFERRED STOCK

     List below the number of Preferred Shares tendered and voted in favor of the Proposed Amendment by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE, INC. TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 858-2611; CONFIRMATION TELEPHONE NUMBER (212) 858-2103. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE BOOKLET.

                       SOLICITED TENDERS OF 4.76% SHARES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER
   (IF DELIVERING THIS NOTICE TO DEPOSITARY, LAST PAGE OF THIS LETTER MUST BE
                             COMPLETED AND SIGNED.)

  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $1.50 PER
                              SHARE (TENDER ONLY)

--------------------------------------------------------------------------------------------------------
                                                         NUMBER OF SHARES               NUMBER OF
DTC PARTICIPANT               VOI TICKET                   REQUESTED FOR           BENEFICIAL OWNER(S)
     NUMBER                    NUMBER*                        PAYMENT                  REPRESENTED
========================================================================================================
========================================================================================================
========================================================================================================

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $1.00 PER SHARE
                                 (TENDER ONLY)

------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF           NUMBER OF            NAME OF
                                                         SHARES            BENEFICIAL          SOLICITING
DTC PARTICIPANT              VOI TICKET              REQUESTED FOR          OWNER(S)         MERRILL LYNCH
     NUMBER                   NUMBER*                   PAYMENT           REPRESENTED            DEALER
============================================================================================================
============================================================================================================
============================================================================================================

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

  4.76% SERIES

                   NOTICE OF SOLICITED TENDERS OF 4.76% SERIES
                                   (CONTINUED)

   BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $1.50 PER
                                SHARE (PROXY ONLY)

-----------------------------------------------------------------------------------
                                                            NUMBER OF BENEFICIAL
     DTC PARTICIPANT             NUMBER OF SHARES                 OWNER(S)
         NUMBER                REQUESTED FOR PAYMENT             REPRESENTED
===================================================================================
===================================================================================
-----------------------------------------------------------------------------------

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $1.00 PER SHARE
                                  (PROXY ONLY)

--------------------------------------------------------------------------------------------------------
                              NUMBER OF SHARES         NUMBER OF BENEFICIAL        NAME OF SOLICITING
    DTC PARTICIPANT             REQUESTED FOR                OWNER(S)                 MERRILL LYNCH
        NUMBER                     PAYMENT                  REPRESENTED                  DEALER
========================================================================================================
========================================================================================================
--------------------------------------------------------------------------------------------------------

     Do not send stock certificates with this form. Your stock certificates must be sent with the Letter of Transmittal and Proxy.

6.99% SERIES

                          NOTICE OF SOLICITED TENDERS
                       OF DIVIDEND SERIES PREFERRED STOCK

     List below the number of Preferred Shares tendered and voted in favor of the Proposed Amendment by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE, INC. TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 858-2611; CONFIRMATION TELEPHONE NUMBER (212) 858-2103. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE BOOKLET.

                       SOLICITED TENDERS OF 6.99% SHARES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER
   (IF DELIVERING THIS NOTICE TO DEPOSITARY, LAST PAGE OF THIS LETTER MUST BE
                             COMPLETED AND SIGNED.)

  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $1.50 PER
                              SHARE (TENDER ONLY)

--------------------------------------------------------------------------------------------------------
                                                         NUMBER OF SHARES               NUMBER OF
DTC PARTICIPANT               VOI TICKET                   REQUESTED FOR           BENEFICIAL OWNER(S)
     NUMBER                    NUMBER*                        PAYMENT                  REPRESENTED
========================================================================================================
========================================================================================================
========================================================================================================

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $1.00 PER SHARE
                                 (TENDER ONLY)

------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF           NUMBER OF            NAME OF
                                                         SHARES            BENEFICIAL          SOLICITING
DTC PARTICIPANT              VOI TICKET              REQUESTED FOR          OWNER(S)         MERRILL LYNCH
     NUMBER                   NUMBER*                   PAYMENT           REPRESENTED            DEALER
============================================================================================================
============================================================================================================
============================================================================================================

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

6.99% SERIES

                  NOTICE OF SOLICITED TENDERS OF 6.99% SERIES
                                  (CONTINUED)

  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $1.50 PER
                               SHARE (PROXY ONLY)

-----------------------------------------------------------------------------------
                                                            NUMBER OF BENEFICIAL
     DTC PARTICIPANT             NUMBER OF SHARES                 OWNER(S)
         NUMBER                REQUESTED FOR PAYMENT             REPRESENTED
===================================================================================
===================================================================================
-----------------------------------------------------------------------------------

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $1.00 PER SHARE
                                  (PROXY ONLY)

--------------------------------------------------------------------------------------------------------
                              NUMBER OF SHARES         NUMBER OF BENEFICIAL        NAME OF SOLICITING
    DTC PARTICIPANT             REQUESTED FOR                OWNER(S)                 MERRILL LYNCH
        NUMBER                     PAYMENT                  REPRESENTED                  DEALER
========================================================================================================
========================================================================================================
--------------------------------------------------------------------------------------------------------

     Do not send stock certificates with this form. Your stock certificates must be sent with the Letter of Transmittal and Proxy.

6.84% PREFERRED STOCK -- CUMULATIVE

                          NOTICE OF SOLICITED TENDERS
                        OF PREFERRED STOCK -- CUMULATIVE

     List below the number of Preferred Shares tendered and voted in favor of the Proposed Amendment by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE INC. TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 858-2611; CONFIRMATION TELEPHONE NUMBER (212) 858-2103. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE BOOKLET.

                       SOLICITED TENDERS OF 6.84% SHARES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER
   (IF DELIVERING THIS NOTICE TO DEPOSITARY, LAST PAGE OF THIS LETTER MUST BE
                             COMPLETED AND SIGNED.)

 BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $0.375 PER
                              SHARE (TENDER ONLY)

--------------------------------------------------------------------------------------------------------
                                                         NUMBER OF SHARES               NUMBER OF
DTC PARTICIPANT               VOI TICKET                   REQUESTED FOR           BENEFICIAL OWNER(S)
     NUMBER                    NUMBER*                        PAYMENT                  REPRESENTED
--------------------------------------------------------------------------------------------------------

========================================================================================================
========================================================================================================
--------------------------------------------------------------------------------------------------------

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $0.25 PER SHARE
                                 (TENDER ONLY)

------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF           NUMBER OF            NAME OF
                                                         SHARES            BENEFICIAL          SOLICITING
DTC PARTICIPANT              VOI TICKET              REQUESTED FOR          OWNER(S)         MERRILL LYNCH
     NUMBER                   NUMBER*                   PAYMENT           REPRESENTED            DEALER
------------------------------------------------------------------------------------------------------------

============================================================================================================
============================================================================================================
------------------------------------------------------------------------------------------------------------

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

6.84% PREFERRED STOCK -- CUMULATIVE

          NOTICE OF SOLICITED TENDERS OF PREFERRED STOCK -- CUMULATIVE
                                  (CONTINUED)

 BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES -- SOLICITATION FEE OF $0.375 PER
                               SHARE (PROXY ONLY)

-----------------------------------------------------------------------------------
                                                            NUMBER OF BENEFICIAL
     DTC PARTICIPANT             NUMBER OF SHARES                 OWNER(S)
         NUMBER                REQUESTED FOR PAYMENT             REPRESENTED
===================================================================================
===================================================================================
-----------------------------------------------------------------------------------

BENEFICIAL OWNERS OF 2,500 OR MORE SHARES -- SOLICITATION FEE OF $0.25 PER SHARE
                                  (PROXY ONLY)

--------------------------------------------------------------------------------------------------------
                              NUMBER OF SHARES         NUMBER OF BENEFICIAL        NAME OF SOLICITING
    DTC PARTICIPANT             REQUESTED FOR                OWNER(S)                 MERRILL LYNCH
        NUMBER                     PAYMENT                  REPRESENTED                  DEALER
========================================================================================================
========================================================================================================
--------------------------------------------------------------------------------------------------------

     Do not send stock certificates with this form. Your stock certificates must be sent with the Letter of Transmittal and Proxy.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Attention
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Phone Number
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.
---------------------------------------------------------

Applicable VOI Number
------------------------------                                  Number of Shares
------------------------

     If solicitation fees are to be paid to another Eligible Institution(s), please complete the following:

ISSUE CHECK TO:

Firm
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Attention
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Phone Number
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.
---------------------------------------------------------

Applicable VOI Number
------------------------------                                  Number of Shares
------------------------

Series
------------------------------

ISSUE CHECK TO:

Firm
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Attention
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Phone Number
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.
---------------------------------------------------------

Applicable VOI Number
------------------------------                                  Number of Shares
------------------------

Series
------------------------------

* NOTE: IF ADDITIONAL PAYMENT INSTRUCTIONS, PLEASE COPY AND ATTACH.

     All questions as to the validity, form, and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

     The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation (unless such solicitation fee is directed to another Soliciting Dealer); (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by NEES; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

------------------------------------------     -----------------------------------------
Name of Firm                                   Authorized Signature
------------------------------------------     -----------------------------------------
Address                                        Name (Please Print)
------------------------------------------     -----------------------------------------
City, State, Zip Code                          Title
------------------------------------------     Dated:
Area Code and Telephone Number                 ------------------------------------ ,
                                               199_